AMENDED AND RESTATED

TERM NOTE

$19,270,000.00 New York, New York

 April 15, 2009

This Amended and Restated Term Note (this “Note”) is executed and delivered under and pursuant to the terms of that certain Revolving Credit, Term Loan and Security Agreement dated as of February 14, 2008  (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”) by and among BEST ENERGY SERVICES, INC. (f/k/a HYBROOK RESOURCES CORP.), a Nevada corporation (“Best”), BOB BEEMAN DRILLING COMPANY, a Utah corporation (“BBD”) and BEST WELL SERVICE, INC., a Kansas corporation (“BWS” and together with Best and BBD, each a “Borrower” and jointly and severally, the “Borrowers”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), the various other financial institutions named therein or which hereafter become a party thereto (together with PNC, collectively, the “Lenders”) and PNC as agent for the Lenders (in such capacity, “Agent”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

FOR VALUE RECEIVED, Borrowers jointly and severally promise to pay to the order of PNC BANK, NATIONAL ASSOCIATION (“PNC”) at Agent’s offices located at Two Tower Center Boulevard, East Brunswick, New Jersey 08816, or at such other place as the holder hereof may from time to time designate to Borrowing Agent in writing:

(i) the principal sum of NINETEEN MILLION TWO HUNDRED SEVENTY THOUSAND DOLLARS ($19,270,000.00), or if different from such amount, PNC’s Commitment Percentage of the unpaid principal balance of the Term Loan as may be due and owing from time to time under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof; and

(ii) interest on the principal amount of this Note from time to time outstanding payable at the applicable Term Loan Rate in accordance with the provisions of the Loan Agreement.  Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the applicable Default Rate.  In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

This Note is one of the Term Notes referred to in the Loan Agreement and is secured, inter alia, by the liens granted pursuant to the Loan Agreement and the Other Documents, is entitled to the benefits of the Loan Agreement and the Other Documents, and is subject to all of the agreements, terms and conditions therein contained.

This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

If an Event of Default under Section 10.7 of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.  If any other Event of Default shall occur under the Loan Agreement or any of the Other Documents which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

This Note amends and restates in its entirety (and is used in substitution for but not in satisfaction of) that certain Term Note dated February 14, 2008, in the original principal amount of $5,850,000 issued by Borrowers in favor of PNC.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

Each Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

BEST ENERGY SERVICES, INC. (f/k/a HYBROOK RESOURCES CORP.)

By:__________________________
Name:
Title:

BOB BEEMAN DRILLING COMPANY

By:__________________________
Name:
Title:

BEST WELL SERVICE, INC.

By:__________________________
Name:
Title:

STATE OF _____________                                                                )
:  ss.:
COUNTY OF ___________                                                                )

On the ____ day of ___________, 2009, before me personally came ____________, to me known, who being by me duly sworn, did depose and say that s/he is the _________ of BEST ENERGY SERVICES, INC., the corporation described in and which executed the foregoing instrument; and that s/he was authorized to sign her/his name thereto by order of the board of directors of said corporation.

_______________________________
Notary Public

STATE OF _____________                                                                )
:  ss.:
COUNTY OF __________                                                                )

On the ____ day of ___________, 2009, before me personally came ____________, to me known, who being by me duly sworn, did depose and say that s/he is the _________ of BOB BEEMAN DRILLING COMPANY, the corporation described in and which executed the foregoing instrument; and that s/he was authorized to sign her/his name thereto by order of the board of directors of said corporation.

_______________________________
Notary Public

STATE OF _____________                                                                )
:  ss.:
COUNTY OF ___________                                                                )

On the ____ day of ___________, 2009, before me personally came ____________, to me known, who being by me duly sworn, did depose and say that s/he is the _________ of BEST WELL SERVICE, INC., the corporation described in and which executed the foregoing instrument; and that s/he was authorized to sign her/his name thereto by order of the board of directors of said corporation.

_______________________________
Notary Public